UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 14, 2015

REALPAGE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34846	75-2788861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4000 International Parkway
Carrollton, Texas 75007
(Address of principal executive offices, including zip code)
(972) 820-3000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Executive Vice President, Chief Legal Officer and Secretary

On January 14, 2015, Margot Carter notified RealPage, Inc. (the “Company”) of her decision to resign as the Company’s Executive Vice President, Chief Legal Officer and Secretary. Ms. Carter’s resignation will become effective on February 18, 2015. Ms. Carter has informed the Company that she will transition her role.
First Amendment to the RealPage, Inc. Amended and Restated 2010 Equity Incentive Plan

On January 20, 2015, the Company adopted the First Amendment (the “Amendment”) to the Company’s Amended and Restated 2010 Equity Incentive Plan (the “Equity Plan”), which prohibits repricing stock options and stock appreciation rights other than in connection with a change in the Company’s corporate structure (as provided for in the Equity Plan, as amended). The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 8.01     Other Events.
On January 20, 2015, the Company also adopted Corporate Governance Guidelines which include stock ownership requirements for directors. Pursuant to the Corporate Governance Guidelines, directors are required to own a minimum of three times their annual cash compensation in shares within four years of joining the Board of Directors of the Company. A copy of the Corporate Governance Guidelines can be found on the Investor Relations section of the Company’s website at http://investor.realpage.com/index.cfm and is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information on the Company’s website is not incorporated by reference in this Form 8-K.
Any amendments to the Corporate Governance Guidelines will be posted on the Investor Relations section of the Company’s website, and the Company assumes no obligation to announce or file any such amendments on Form 8-K.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to Amended and Restated 2010 Equity Incentive Plan.
99.1	Corporate Governance Guidelines.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALPAGE, INC.

By:	/s/ Stephen T. Winn
Stephen T. Winn Chief Executive Officer, President and Chairman
Date: January 20, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Amended and Restated 2010 Equity Incentive Plan.
99.1	Corporate Governance Guidelines.